As filed with the Securities and Exchange Commission on February 8, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23293

The Cushing Mutual Funds Trust
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

John H. Alban

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

Annual Report

November 30, 2021

Cushing® NextGen Infrastructure Fund*
Global Clean Equity Fund

www.cushingfunds.com | www.cushingasset.com

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

*formerly, Cushing® MLP Infrastructure Fund

Table of Contents

Shareholder Letters (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	6
Expense Examples (Unaudited)	8
Allocation of Portfolio Assets (Unaudited)	10
Schedules of Investments	12
Statements of Assets & Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Trustees and Executive Officers (Unaudited)	38
Additional Information (Unaudited)	40

Cushing® NextGen Infrastructure Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the twelve-month fiscal period ended November 30, 2021 (the “Period”), the Cushing® NextGen Infrastructure Fund (formerly known as Cushing® MLP Infrastructure Fund), (Class I shares) (the “Fund”) delivered a 5.95% total return, versus total returns of 7.26% for the S&P Global Infrastructure Index, the Fund’s benchmark index, and 27.92% for the S&P 500 Index.

Market and Strategy Overview

The Fund continues to invest among these themes:

●	Clean & Sustainable Infrastructure – Renewable energy, sustainable and water

●	Communication & Technology Infrastructure – Data storage, information highway, and payments

●	Energy Infrastructure – Power and midstream energy

●	Industrial Infrastructure – Toll roads, freight transportation, ports and airports

The Period saw a rotation out of high-growth Clean & Sustainable and Communication & Technology names and into more cyclical sectors, such as energy and commodities. The Fund benefitted from this since midstream energy infrastructure was our largest average sector position for the Period. The Fund also had a positive contribution from Clean & Sustainable Infrastructure despite the index experiencing a >50% drawdown during the Period before closing the year up less than 1%. We believe that our active management and stock selection played a role in our outperformance in that sector.

The Fund’s four unique themes each have their own secular drivers that have historically been complimentary in periods when one of the themes lags. This Period the laggard was Communication & Technology because of increasing oversight. However, we believe that the Fund’s holdings are being overly punished and should resume growth in the new year.

We are firm believers that the secular trends of digitization, the continued development of cloud infrastructure, and less carbon intensity will drive winners over the long-term. Here are some data points that give us confidence despite the market volatility.

●	Digital economy is only 10.6% of the US’ GDP and will continue to grow faster than GDP.[1]

●	Renewables are the cheapest source of new electricity for 91% of global electricity generation and are cheaper than running existing coal and gas plants for 51% of global generation.[2]

●	The US electrical grid requires $197bn in investment by 2029 to support electrified economy.[3]

Fund Performance & Positioning

The largest contributing sectors to performance were the midstream energy, electric vehicle (“EV”) suppliers, and water. Despite the pullback in high growth sectors, we still made money in electric vehicles because we began to take profits in the period. The Fund’s top and third biggest contributors were both midstream companies, Targa Resources (TRGP) and Energy Transfer (ET), which benefitted from increase in strong recovery in demand and subsequent increase in commodity prices. The second largest contributor, EV battery manufacturer, Akasol (ASL GR) outperformed as it agreed to be purchased by BorgWarner for a 16% premium.

[1]	Cornerstone Macro. “Robotics & Digitization: Transformative Secular & Cyclical Tailwinds”, 12/14/2021
[2]	BNEF. “2H 2021 LCOE Update”, 12/21/2021
[3]	American Society for Civil Engineers. “2021 Infrastructure Report Card”

The largest detracting sectors were data centers, renewable suppliers, and power management companies. Individually, the Fund’s two largest detractors were Chinese data centers 21Vianet Group (VNET) and GDS Holdings (GDS). The reason for their decline was because of increased regulation of technology companies by the Chinese government. The third largest detractor was renewable developer Azure Power Global (AZRE), which suffered from rising solar component prices. We still have conviction in the long-term prospects of these companies and the Fund continues to hold all three names.

Outlook

While the strong gains over the last few years in infrastructure investing took a pause during the Period, we are still highly confident in the ongoing investment mega trends in this space. Much of recent investor focus and returns were on Energy Infrastructure, but we believe that a broader scope of important and related areas could well position the Fund to capture the broader infrastructure investing trend.

At the end of the Period, the Fund’s largest sector holdings were midstream energy and renewable power. We remain believers that economics and global policy will lead to substantial growth in renewable development, despite the recent pullback in equity prices. Spiking commodity prices only further widen renewable energy’s cost advantages. We also believe that the steady earnings and strong cash flow of midstream energy stocks is under appreciated by the market.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund invests in infrastructure companies, which may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Sustainable infrastructure investments are subject to certain additional risks including high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets; adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies; dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather; adverse changes and volatility in the wholesale market price for electricity in the markets served; the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated; and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for sustainable infrastructure companies generally. Technology and communications infrastructure investments are subject to certain additional risks including rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; high research and development costs; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; frequent new product introductions and new market entrants; cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data, denial of service attacks, unauthorized access to relevant systems, compromises to networks or devices that the information infrastructure companies use, or operational disruption or failures in the physical infrastructure or operating systems, potentially resulting in, among other things, financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net total returns reflect the deduction of applicable withholding taxes. Indices include the reinvestment of dividends and do not include fees or expenses. It is not possible to invest directly in an index.

Global Clean Equity Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the twelve-month period ended November 30, 2021 (the “Period”), the Global Clean Equity Fund (Class I shares) (the “Fund”) delivered a total return of 4.89%, versus a 19.27% total return for the MSCI ACWI Net index, the Fund’s benchmark index. This compares to major clean indices of 22.46% for the NASDAQ Clean Edge Green Energy Index and 0.48% for S&P Global Clean Energy Index.

Market and Strategy Overview

The Period was exceptionally volatile for clean energy. Both major clean indices had 50% drawdowns during the period before finishing positive. After the exceptional clean energy performance in fiscal 2020, the market spent the Period focused on macro events, like rising interest rates and commodity prices. Despite the market’s concerns, fundamentals for clean improved during the period.

We are firm believers that the secular trend of less carbon intensity will drive winners over the long-term. Here are some data points that give us confidence despite the market volatility.

●	Renewables are the cheapest source of new electricity for 91% of global electricity generation and are cheaper than running existing coal and gas plants for 51% of global generation.[1]

●	There are 39 new EV model introductions planned in late 2021 and 2022 in the US.[2]

●	The US electrical grid requires $197bn in investment by 2029 to support the electrified economy.[3]

The adoption curves for each market in the Fund’s investment universe will be different and some, like solar is now, will suffer some setbacks along the way. The unsubsidized economic advantages of clean energy will drive adoption. We still see plentiful attractive opportunities in the future.

Fund Performance

Top contributing sectors during the period were new energy vehicles, water, and renewable suppliers. The largest contributors were EV manufacturer Tesla (TSLA) and hydrogen vehicle manufacturer Plug Power (PLUG) on contract wins and improving execution. Commercial EV battery manufacturer Akasol (ticker: ASL GR) was the best performer, after announcing a merger with BorgWarner.

The largest detractors were renewable generation, power management, and electric utilities. The two worst performing stocks were solar names: generation company Azure Power Global (AZRE), residential equipment manufacturer Sunrun (RUN). The solar sector lagged because of increased costs stemming from higher raw materials and higher interest rates. The third largest detractor in the Period was EV charging system provider ChargePoint Holdings (CHPT). The fund still owned all three names at the end of the period.

Outlook

The fundamentals for the clean space improved in the Period but the stocks were still digesting the incredible 2020 performance. We think that sets 2022 up to be a period of very strong revenue improvements that will reignite sentiment for the sector. We are particularly excited for the large number of EVs being introduced and think this will cause adoption to dramatically increase. President Biden’s $1.2tn infrastructure bill that passed underpins that we are on the precipice of a massive investment cycle in sustainable businesses.

[1]	BNEF. “2H 2021 LCOE Update”, 12/21/2021
[2]	Car and Driver. “Every Electric Vehicle That’s Expected in the Next Five Years”, 9/7/2021
[3]	American Society for Civil Engineers. “2021 Infrastructure Report Card”

We believe that a broad approach to the clean investing will result in better performance. The Fund invests among these themes:

●	Clean Energy – Renewable energy, sustainable and charging

●	Clean Infrastructure – Electrical transmission, smart cities, and waste

●	Clean Transportation – New energy vehicles, batteries, and future mobility

●	Clean Water – Treatment, management, and infrastructure

Our view is that we are well positioned when one theme is out of favor, such as Clean Energy has been during the period.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

The MSCI ACWI index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 27 emerging markets. The NASDAQ Clean Edge Green Energy Index is a modified market capitalization-weighted index designed to track the performance of companies that are manufacturers, developers, distributors and/or installers of clean-energy technologies. The indices include reinvested dividends by do not include fees or expenses. It is not possible to invest directly in an index.

Cushing® NextGen Infrastructure Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
November 30, 2021	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	5.77%	n/a	22.09%	12/18/17
Class A (with sales load)	-0.04%	n/a	15.40%	12/18/17

Class I	5.95%	3.74%	159.92%	3/1/10

S&P Global Infrastructure Index Net TR	27.92%	17.90%	418.10%	3/1/10

(1)	Performance figures for Class I shares reflect the historical performance of the Predecessor Fund for periods prior to December 18, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales load or maximum deferred sales charge.

The S&P Global Infrastructure Index Net TR is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Global Clean Equity Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
November 30, 2021	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	4.65%	n/a	115.93%	1/31/20
Class A (with sales load)	-1.09%	n/a	104.10%	1/31/20

Class I	4.89%	n/a	116.85%	1/31/20

MSCI ACWI Net TR USD Index	19.27%	n/a	33.99%	1/31/20

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales load or maximum deferred sales charge.

The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® NextGen Infrastructure Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from June 1, 2021 through November 30, 2021, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from June 1, 2021 through November 30, 2021.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from June 1, 2021 through November 30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 06/01/2021	Ending Account Value (Based on Actual Returns and Expenses) 11/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/21	Expenses Paid During Period[1]	Annualized Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$982.10	$7.45	$1,017.55	$7.59	1.50%
Class I Shares	$1,000.00	$982.80	$6.21	$1,018.80	$6.33	1.25%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Global Clean Equity Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from June 1, 2021 through November 30, 2021, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from June 1, 2021 through November 30, 2021.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from June 1, 2021 through November 30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 06/01/2021	Ending Account Value (Based on Actual Returns and Expenses) 11/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/21	Expenses Paid During Period[1]	Annualized Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,076.20	$7.29	$1,018.05	$7.08	1.40%
Class I Shares	$1,000.00	$1,078.10	$5.99	$1,019.30	$5.82	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® NextGen Infrastructure Fund Allocation of Portfolio Assets(1) (Unaudited) November 30, 2021 (Expressed as a Percentage of Total Investments)

Data Centers (2)(4)	10.7%
IT Services (2)	8.0%
Large Cap Diversified C Corps (2)(3)	7.2%
YieldCo (2)	6.9%
Natural Gas Gatherers & Processors (2)(3)	6.2%
Solar Energy Equipment (2)	5.9%
Engineering Metering & Management (2)	5.3%
Towers (4)	4.6%
Renewable Distribution (2)	4.5%
Industrials (2)	4.4%
Solar Developer (2)	4.4%
Utilities (2)	3.9%
Large Cap MLP (3)	3.8%
Short-Term	3.4%
Freight Rail (2)	2.2%
Crude Oil & Refined Products (3)	2.2%
Electric Vehicle Charging (2)	2.0%
Railroads (2)	2.0%
Solar Generation (2)	1.8%
Large Cap Diversified (2)	1.8%
Natural Gas Transportation & Storage (2)	1.3%
Power Management (2)	1.2%
Wind Equipment (2)	1.1%
General Partners (2)	1.1%
Other Renewable Generation (2)	1.0%
Integrated Utility (2)	1.0%
Hydrogen Equipment (2)	0.8%
Tollroads (2)	0.7%
Communication Services (2)	0.5%
Electric Vehicle OEM (2)	0.1%
100.0%

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Real Estate Investment Trusts

Global Clean Equity Fund Allocation of Portfolio Assets(1) (Unaudited) November 30, 2021 (Expressed as a Percentage of Total Investments)

Solar Energy Equipment (2)	16.6%
Short-Term Investments	12.6%
YieldCo (2)	12.0%
New Energy Vehicle (2)	8.3%
Solar Developer (2)	6.6%
Energy Metering & Management (2)	6.1%
Utilities (2)	5.1%
Electric Vehicle OEM (2)	4.7%
Industrials (2)	4.2%
Electric Vehicle Charging (2)	4.0%
Smart Grid (2)	3.1%
Wind Energy Equipment (2)	2.5%
Other Renewable Generation (2)	2.2%
Solar Generation (2)	2.0%
Wind Equipment (2)	1.7%
Water Tech & Equipment (2)	1.7%
Machinery (2)	1.0%
Semiconductor Manufacturing (2)	1.0%
Solar Materials (2)	0.9%
Hydrogen Equipment (2)	0.9%
Natural Gas Gatherers & Processors (2)	0.8%
Wind Generation (2)	0.8%
Power Semiconducter (2)	0.7%
Integrated Utility (2)	0.5%
100.0%

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stocks

Cushing® NextGen Infrastructure Fund
Schedule of Investments	November 30, 2021

Common Stock — 77.2%	Shares	Fair Value
Communication Services — 0.5%
Italy — 0.5%
Infrastrutture Wireless Italiane SpA	16,008	$183,997

Data Centers — 5.4%
Cayman Islands — 2.9%
Chindata Group Holdings Limited (1)	107,601	1,017,905
United States — 2.5%
Switch, Inc.	30,970	847,029
		1,864,934
Electric Vehicle OEM — 0.1%
United States — 0.1%
Rivian Automotive, Inc. (1)	167	20,000

Engineering Metering & Management — 5.5%
United States — 5.5%
Fluence Enercy, Inc. (1)	19,962	632,596
STEM, Inc. (1)	60,341	1,280,436
		1,913,032
Electric Vehicle Charging — 2.1%
United States — 2.1%
Chargepoint Holdings, Inc. (1)	28,546	728,494

Freight Rail — 2.3%
United States — 2.3%
CSX Corporation	22,500	779,850

General Partners — 1.1%
United States — 1.1%
EnLink Midstream LLC	60,000	390,600

Hydrogen Equipment — 0.8%
Norway — 0.8%
Nel ASA (1)	137,806	289,034

Industrials — 4.5%
United States — 4.5%
Fortress Transportation and Infrastructure Investors LLC	36,114	810,037
Plug Power, Inc. (1)	18,863	751,691
		1,561,728
Integrated Utility — 1.1%
Chile — 0.3%
Enel Americas SA	16,241	100,694
Italy — 0.8%
Enel Societa Per Azioni	35,565	267,804
		368,498
IT Services — 8.3%
Cayman Islands — 7.9%
21Vianet Group, Inc. (1)	126,592	1,230,474
GDS Holdings Limited (1)	26,749	1,499,014

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments	November 30, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Spain — 0.4%
Amadeus IT Group (1)	2,000	$128,107
		2,857,595
Large Cap Diversified — 1.8%
United States — 1.8%
Kinder Morgan, Inc.	40,891	632,175

Large Cap Diversified C Corp — 5.3%
Canada — 5.3%
Cheniere Energy, Inc.	12,192	1,277,844
TC Energy Corporation	12,000	562,920
		1,840,764
Natural Gas Gatherers & Processors — 2.3%
United States — 2.3%
New Fortress Energy, Inc.	10,904	271,401
Targa Resources Corporation	10,000	516,300
		787,701
Natural Gas Transportation & Storage — 1.4%
United States — 1.4%
Equitrans Midstream Corporation	48,995	471,332

Other Renewable Generation — 1.1%
United States — 1.1%
Bloom Energy Corporation	13,500	370,980

Power Management — 1.2%
United States — 1.2%
Itron, Inc.	6,805	421,298

Railroads — 2.0%
United States — 2.0%
Union Pacific Corporation	3,000	706,920

Renewable Distribution — 4.7%
Spain — 1.2%
Iberdrola S.A.	8,991	402,033
United States — 3.5%
NextEra Energy, Inc.	13,920	1,207,978
		1,610,011
Solar Developer — 4.5%
Mauritius — 2.7%
Azure Power Global Limited (1)	44,815	923,189
United States — 1.8%
Sunnova Energy International, Inc. (1)	17,240	637,363
		1,560,552

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments	November 30, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Solar Energy Equipment — 6.1%
United States — 6.1%
Array Technologies, Inc. (1)	15,500	$279,232
Solaredge Technologies, Inc. (1)	3,852	1,262,531
Sunrun, Inc. (1)	11,986	551,835
		2,093,598
Solar Generation — 1.8%
Spain — 1.8%
Solaria Energia y Medio Ambiente, S.A. (1)	34,000	636,228

Tollroads — 0.7%
Italy — 0.7%
Atlantia SpA	14,070	257,382

Utilities — 4.2%
France — 4.2%
Electricite de France S.A.	20,705	290,935
Engie S.A.	16,000	232,444
Suez S.A.	25,000	559,534
Veolia Environnement S.A.	11,904	372,334
		1,455,247
Wind Equipment — 1.2%
Spain — 1.2%
Siemens Gamesa Renewable Energy S.A. (1)	14,995	400,146

Yield Co — 7.2%
United Kingdom — 7.2%
Atlantica Sustainable Infrastructure PLC	32,613	1,251,035
Clearway Energy, Inc.	33,083	1,234,658
		2,485,693

Total Common Stock (Cost $27,109,125)		$26,687,789

Master Limited Partnerships and Related Companies — 12.4%	Units
Crude Oil & Refined Products — 2.2%
United States — 2.2%
Magellan Midstream Partners, L.P.	8,000	$371,040
Shell Midstream Partners L.P.	35,017	399,194
		770,234
Large Cap Diversified C Corps — 2.2%
United States — 2.2%
Plains All American Pipeline L.P.	79,699	741,201

Large Cap MLP — 3.9%
United States — 3.9%
Energy Transfer, L.P.	40,075	337,431
MPLX, L.P.	34,746	1,018,405
		1,355,836

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments	November 30, 2021 — (Continued)

Master Limited Partnerships and Related Companies (Continued)	Units	Fair Value
Natural Gas Gatherers & Processors — 4.1%
United States — 4.1%
DCP Midstream L.P.	53,764	$1,415,606

Total Master Limited Partnerships and Related Companies (Cost $4,004,425)		$4,282,877

Real Estate Investment Trusts — 10.4%	Shares
Data Centers — 5.7%
Singapore — 3.1%
Keppel DC REIT	619,558	$1,066,990
United States — 2.6%
Digital Reality Trust, Inc.	2,000	335,480
Equinix, Inc.	686	557,169
		1,959,639
Towers — 4.7%
United States — 4.7%
American Tower Corporation	4,810	1,262,529
Crown Castle International Corporation	2,125	386,006
		1,648,535

Total Real Estate Investment Trusts (Cost $3,500,975)		$3,608,174

Short-Term Investments — Investment Companies — 3.6%
United States — 3.6%
First American Government Obligations Fund - Class X, 0.01% (2)	613,254	$613,254
First American Treasury Obligations Fund - Class X, 0.03% (2)	613,254	613,254
Total Short-Term Investments (Cost $1,226,509)		$1,226,508
Total Investments — 103.6% (Cost $35,841,033)		$35,805,348
Liabilities in Excess of Other Assets — (3.6)%		(1,257,531)
Total Net Assets Applicable to Unitholders — 100.0%		$34,547,817

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended November 30, 2021. As such, it is classified as a non-income producing security as of November 30, 2021.
(2)	Rate reported is the current yield as of November 30, 2021.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments	November 30, 2021

Common Stock — 87.4%	Shares	Fair Value
Hydrogen Equipment — 0.9%
Norway — 0.9%
Nel ASA (1)	93,000	$195,058

Electric Vehicle Charging — 4.0%
United States — 4.0%
ChargePoint Holdings Inc. (1)	31,421	801,864
EVgo, Inc. (1)	8,000	100,240
		902,104
Electric Vehicle OEM — 4.7%
Cayman Islands — 4.7%
Nio, Inc. (1)	22,581	883,594
Rivian Automotive, Inc. (1)	1,612	193,053
		1,076,647
Energy Metering & Management — 6.1%
United States — 6.1%
Fluence Energy, Inc. (1)	13,466	426,738
Stem, Inc. (1)	45,961	969,563
		1,396,301
Industrials — 4.2%
United States — 4.2%
Plug Power, Inc. (1)	24,128	961,501

Integrated Utility — 0.5%
Spain — 0.5%
EDP Renovaveis SA	4,250	109,026

Machinery — 1.0%
United States — 1.0%
Chart Industries, Inc. (1)	1,328	231,802

Natural Gas Gatherers & Processors — 0.8%
United States — 0.8%
New Fortress Energy, Inc. (1)	7,424	184,783

New Energy Vehicle — 8.3%
Canada — 0.5%
Ballard Power Systems, Inc. (1)	7,179	108,834
Cayman Islands — 2.2%
NIU Technologies (1)	24,237	492,981
United States — 5.6%
Tesla, Inc. (1)	1,128	1,291,289
		1,893,104
Other Renewable Generation — 2.2%
United States — 2.2%
Bloom Energy Corp. (1)	11,052	303,709
FuelCell Energy, Inc. (1)	23,712	205,820
		509,529

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments	November 30, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Power Semiconductor — 0.7%
Germany — 0.7%
Infineon Technology (1)	3,233	$146,405

Semiconductor Manufacturing — 1.0%
United States — 1.0%
Wolfspeed, Inc. (1)	1,837	225,253

Smart Grid — 3.1%
Switzerland — 0.3%
Landis & Gyr Group	1,204	75,803
United States — 2.8%
Itron, Inc. (1)	10,260	635,197
		711,000
Solar Developer — 6.6%
Mauritius — 4.0%
Azure Power Global Ltd (1)	43,954	905,452
United States — 2.6%
Sunnova Energy International, Inc. (1)	16,211	599,321
		1,504,773
Solar Energy Equipment — 16.6%
France — 0.2%
Schneider Electric	1,608	57,148
United States — 16.4%
Array Technologies Inc. (1)	40,537	730,274
Enphase Energy, Inc. (1)	2,000	500,000
First Solar, Inc. (1)	3,850	398,860
Solaredge Technologies, Inc. (1)	3,445	1,129,133
Sunrun, Inc. (1)	21,228	977,337
		3,792,752
Solar Generation — 2.0%
Spain — 2.0%
Solaria Energia y Medio Ambiente, SA (1)	24,000	449,102

Solar Materials — 0.9%
Cayman Islands — 0.9%
JinkoSolar Holding Co., Ltd. (1)	3,847	201,121

Utilities — 5.1%
Germany — 0.5%
RWE AG (1)	2,879	111,502
Italy — 0.5%
Enel S.p.A. (1)	15,297	116,355
United States — 4.1%
NextEra Energy, Inc.	10,869	943,212
		1,171,069

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments	November 30, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Water Tech & Equipment — 1.7%
United States — 1.7%
Energy Recovery, Inc. (1)	9,437	$200,536
Evoqua Water Technologies Corporation (1)	4,189	188,421
		388,957
Wind Energy Equipment — 2.5%
Denmark — 1.5%
Vestas Wind System	10,371	347,925
Germany — 0.3%
Nordex SE (1)	3,939	70,448
United States — 0.7%
TPI Composites, Inc. (1)	9,000	160,470
		578,843
Wind Equipment — 1.7%
Spain — 1.7%
Siemens Gamesa Renewable Energy S.A. (1)	14,814	395,315

Wind Generation — 0.8%
Denmark — 0.8%
Vestas Wind System A/S (1)	15,218	168,920

YieldCo — 12.0%
Canada — 0.7%
Innergex Renewable Energy (1)	10,526	156,228
United Kingdom — 4.8%
Atlantica Sustainable Infrastructure plc	28,339	1,087,084
United States — 6.5%
Clearway Energy, Inc.	27,875	1,040,295
NextEra Energy Partners, L.P.	5,370	456,718
		2,740,325

Total Common Stock (Cost $17,662,121)		$19,933,690

Short-Term Investments — Investment Companies — 12.6%	Shares	Fair Value
United States — 12.6%
First American Government Obligations Fund - Class X, 0.01% (2)	1,433,952	$1,433,952
First American Treasury Obligations Fund - Class X, 0.03% (2)	1,433,951	1,433,951
Total Short-Term Investments (Cost $2,867,903)		$2,867,903
Total Investments — 100.0% (Cost $20,530,024)		$22,801,593
Other Assets in Excess of Liabilities — 0.0%		8,671
Total Net Assets Applicable to Unitholders — 100.0%		$22,810,264

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended November 30, 2021. As such, it is classified as a non-income producing security as of November 30, 2021.
(2)	Rate reported is the current yield as of November 30, 2021.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Assets & Liabilities November 30, 2021

	Cushing NextGen Infrastructure Fund	Global Clean Equity Fund
Assets
Investments at fair value (1)	$35,805,348	$22,801,593
Receivable from Adviser, net	—	3,706
Receivable for investments sold	1,301,244	1,825
Receivable from broker	50,251	—
Receivable for shares sold	14,229	30,000
Interest receivable	46	61
Dividends receivable	36,990	25,990
Prepaid expenses	85,212	25,682
Total assets	37,293,320	22,888,857
Liabilities
Payable to Adviser, net	12,142	—
Payable for investments purchased	2,586,140	—
Receivable from broker	50,251	—
Payable for Fund shares redeemed	12,673	—
Payable for 12b-1 distribution fee	515	1,283
Payable to Trustees	—	1,383
Accrued expenses and other liabilities	83,782	75,927
Total liabilities	2,745,503	78,593
Net assets	$34,547,817	$22,810,264
Net Assets Consist of
Additional paid-in capital	$33,698,124	$18,651,104
Total distributable earnings	849,693	4,159,160
Net assets	$34,547,817	$22,810,264

Unlimited shares authorized, no par value	Class A	Class A
Net assets	$864,375	$204,508
Shares issued and outstanding	43,056	9,769
Net asset value, redemption price and minimum offering price per share	$20.08	$20.93
Maximum offering price per share (2)	$21.25	$22.15

	Class I	Class I
Net assets	$33,683,442	$22,605,756
Shares issued and outstanding	1,653,582	1,075,645
Net asset value, redemption price and minimum offering price per share	$20.37	$21.02

(1) Investments, at cost	$35,841,033	$20,530,024

(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50% for NextGen and 5.50% for Clean.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Operations Fiscal Year End November 30, 2021

	Cushing NextGen Infrastructure Fund	Global Clean Equity Fund
Investment Income
Distributions and dividends	$577,132	$96,940
Less: return of capital on distributions	(320,976)	(21,938)
Less: foreign taxes withheld	(17,785)	(4,585)
Distribution and dividend income	238,371	70,417
Interest income	205	237
Other Income	1,243	7
Total Investment Income	239,819	70,661
Expenses
Advisory fees	177,412	104,008
12b-1 distribution fee - Class A	1,887	1,221
Accounting and Administrator fees	110,257	98,401
Transfer agent expense	63,183	50,677
Professional fees	58,323	47,310
Blue Sky Expense	28,828	20,199
Trustees’ fees	21,729	13,121
Custodian fees and expenses	18,123	14,034
Reports to shareholders	9,696	5,952
Insurance expense	7,297	3,506
Other expense	5,077	1,043
Registration fees	—	1,792
Total expenses	501,812	361,264
Less: expense waived by Adviser	(232,857)	(224,207)
Net expenses	268,955	137,057
Net Investment Loss	(29,136)	(66,396)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	3,609,853	2,583,836
Change in unrealized appreciation/depreciation on investments	(3,551,180)	(2,340,154)
Net Realized and Unrealized Gain on Investments	58,673	243,682
Increase in Net Assets Applicable to Shareholders Resulting from Operations	$29,537	$177,286

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Changes in Net Assets

	Cushing NextGen Infrastructure Fund		Global Clean Equity Fund
	Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2021	Period From January 31, 2020(1) through November 30, 2020
Operations
Net investment income (loss)	$(29,136)	$84,377	$(66,396)	$(14,752)
Net realized gain on investments	3,609,853	434,092	2,583,836	269,424
Net change in unrealized appreciation/depreciation on investments	(3,551,180)	3,014,106	(2,340,154)	4,611,723
Net increase in net assets resulting from operations	29,537	3,532,575	177,286	4,866,395
Distributions to Class A Shareholders
Distributions from distributable earnings	(31,545)	(12,161)	(5,527)	(365)
Return of capital	—	—	—	—
Distributions to Class I Shareholders
Distributions from distributable earnings	(926,454)	(336,552)	(310,023)	(34,854)
Return of capital	—	—	—	—
Total dividends and distributions to Fund shareholders	(957,999)	(348,713)	(315,550)	(35,219)
Capital Share Transactions
Proceeds from shareholder subscriptions	25,691,473	4,874,994	17,751,215	7,306,905
Dividend reinvestments	582,756	250,869	200,926	29,190
Payments for redemptions	(6,148,448)	(6,631,424)	(6,034,753)	(1,136,131)
Net increase (decrease) in net assets from capital share transactions	20,125,781	(1,505,561)	11,917,388	6,199,964
Total increase in net assets	19,197,319	1,678,301	11,779,124	11,031,140
Net Assets
Beginning of period	15,350,498	13,672,197	11,031,140	—
End of period	$34,547,817	$15,350,498	$22,810,264	$11,031,140

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund Financial Highlights

Class A Shares	Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data (2)
Net Asset Value, beginning of period	$19.99	$15.33	$18.08	$20.00
Income from Investment Operations:
Net investment income (loss) (3)	(0.08)	0.03	(0.19)	0.12
Net realized and unrealized gain (loss) on investments	1.22	5.14	(1.46)	(1.07)
Net increase (decrease) from investment operations	1.14	5.17	(1.65)	(0.95)
Less Distributions to Common Stockholders:
Net investment income	(1.05)	(0.51)	—	(0.09)
Return of capital	—	—	(1.10)	(0.88)
Total distributions to common stockholders	(1.05)	(0.51)	(1.10)	(0.97)
Net Asset Value, end of period	$20.08	$19.99	$15.33	$18.08
Total Investment Return (5)	5.77%	34.34%	(9.49)%	(5.06	)%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$864	$436	$444	$252
Ratio of expenses to average net assets before waiver	2.65%	4.02%	2.82%	2.20	%(6)
Ratio of expenses to average net assets after waiver	1.50%	1.50%	1.75%	1.75	%(6)
Ratio of net investment income (loss) to average net assets after waiver	(0.39)%	0.21%	(1.09)%	0.85	%(6)
Portfolio turnover rate (7)	177.18%	314.43%	74.23%	76.11	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Total investment return does not include the impact of the front-end sales load.
(6)	Annualized for periods less than one full year.
(7)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund Financial Highlights

Class I Shares	Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018(1)		Fiscal Year Ended November 30, 2017(1)
Per Common Share Data (2)
Net Asset Value, beginning of fiscal year	$20.22	$15.46	$18.14	$19.51		$22.21
Income from Investment Operations:
Net investment income (loss) (3)	(0.03)	0.08	(0.15)	0.14		(0.14)
Net realized and unrealized gain (loss) on investments	1.23	5.19	(1.43)	(0.31)		(1.18)
Net increase (decrease) from investment operations	1.20	5.27	(1.58)	(0.17)		(1.32)
Less Distributions to Common Stockholders:
Net investment income	(1.05)	(0.51)	—	(0.09)		—
Return of capital	—	—	(1.10)	(1.11)		(1.39)
Total distributions to common stockholders	(1.05)	(0.51)	(1.10)	(1.20)		(1.39)
Net Asset Value, end of fiscal year	$20.37	$20.22	$15.46	$18.14		$19.51
Total Investment Return	5.95%	34.77%	(9.07)%	(1.17)%		(5.94)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$33,683	$14,915	$13,228	$61,119		$36,660
Ratio of expenses to average net assets before waiver	2.39%	3.77%	2.57%	1.91%		1.79%
Ratio of expenses to average net assets after waiver	1.25%	1.25%	1.50%	1.50%		1.50%
Ratio of net investment income (loss) to average net assets after waiver	(0.13)%	0.46%	(0.84)%	0.69%		(0.66)%
Portfolio turnover rate (4)	177.18%	314.43%	74.23%	76.11	%(5)	N/A
Portfolio turnover rate of Master Fund	N/A	N/A	N/A	N/A		85.91%

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund. Per share amounts for the period prior to December 15, 2017 have been adjusted for a share conversion that occurred effective with the reorganization on December 15, 2017. The effect of the share conversion in connection with the reorganization was to multiply the number of outstanding shares of the Fund by the respective conversion factor of 35.809, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(2)	Information presented relates to a Class I share outstanding for the entire fiscal year.
(3)	Calculated using average shares outstanding method.
(4)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(5)	Covers the period from December 18, 2017 through November 30, 2018, subsequent to the reorganization of the Predecessor Fund into the Fund.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class A Shares	Fiscal Year Ended November 30, 2021	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.52	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.17)	(0.08)
Net realized and unrealized gain on investments	1.13	10.69
Net increase from investment operations	0.96	10.61
Less Distributions to Common Stockholders:
Net investment income	(0.55)	(0.09)
Return of capital	—	—
Total distributions to common stockholders	(0.55)	(0.09)
Net Asset Value, end of period	$20.93	$20.52
Total Investment Return (5)	4.65%	106.34	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$205	$231
Ratio of expenses to average net assets before waiver	3.18%	6.40	%(6)
Ratio of expenses to average net assets after waiver	1.35%	1.40	%(6)
Ratio of net investment loss to average net assets after waiver	(0.78)%	(0.66	)%(6)
Portfolio turnover rate (7)	88.38%	39.68	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Total investment return does not include the impact of the front-end sales load.
(6)	Annualized for periods less than one full year.
(7)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class I Shares	Fiscal Year Ended November 30, 2021	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.56	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.11)	(0.05)
Net realized and unrealized gain on investments	1.12	10.70
Net increase from investment operations	1.01	10.65
Less Distributions to Common Stockholders:
Net investment income	(0.55)	(0.09)
Return of capital	—	—
Total distributions to common stockholders	(0.55)	(0.09)
Net Asset Value, end of period	$21.02	$20.56
Total Investment Return	4.89%	106.74	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$22,606	$10,800
Ratio of expenses to average net assets before waiver	2.93%	6.15	%(5)
Ratio of expenses to average net assets after waiver	1.10%	1.15	%(5)
Ratio of net investment loss to average net assets after waiver	(0.53)%	(0.41	)%(5)
Portfolio turnover rate (6)	88.38%	39.68	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Notes to Financial Statements November 30, 2021

1. Organization

Cushing® Mutual Funds Trust (the “Trust”) was organized as a Delaware statutory trust on September 12, 2017 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of two series (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the Cushing® NextGen Infrastructure Fund (“NextGen”) and the Global Clean Equity Fund (“Clean”). The Funds are managed by Cushing® Asset Management, LP (“Adviser”).

NextGen’s investment objective is to seek current income and capital appreciation. NextGen commenced operations on December 18, 2017 following the completion of the reorganization of The Cushing MLP Infrastructure Fund I (the “Predecessor Fund”) with and into NextGen. The Predecessor Fund commenced operations on March 1, 2010. NextGen offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. The accounting and performance history of the Predecessor Fund were re-designated as that of the Class I Shares of NextGen.

Clean’s investment objective is to seek capital appreciation. Clean commenced operations on January 31, 2020. Clean offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

2. Significant Accounting Policies

A. Basis of Presentation

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. Each Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

B. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Funds’ Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of each Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Each Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions and dividends (collectively, referred to as “Distributions”) are recorded on the ex-dividend date.

Distributions received from NextGen’s investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, NextGen uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after NextGen’s fiscal year end.

The Funds estimate the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2021, NextGen has estimated approximately 56% of the Distributions from its portfolio investments to be return of capital. For the fiscal year ended November 30, 2021, Clean has estimated approximately 23% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis. Each Fund offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of each Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees, are allocated directly to that class.

E. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

For the fiscal year ended November 30, 2020, NextGen’s Distributions were 100%, or $348,713 ordinary income. For the fiscal year ended November 30, 2021, NextGen’s Distributions were expected to be 100%, or $957,999, ordinary income.

For the fiscal year ended November 30, 2020, Clean’s Distributions were 100%, or $35,219 ordinary income. For the fiscal year ended November 30, 2021, Clean’s Distributions were expected to be 100%, or $315,550, ordinary income.

For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, each Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the fiscal year ended November 30, 2021 will be determined in early 2022.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

F. Federal Income Taxation

Each Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Each Fund intends to distribute at least annually, substantially all of such income and gain. If a Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates. Clean utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

G. Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

H. Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Master Limited Partnerships

At November 30, 2021, NextGen had 12.4% of its net assets invested in MLPs and non-MLP midstream companies. As of November 30, 2021, NextGen invested less than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships under the IRC. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. NextGen invests in MLPs receiving partnership taxation treatment under the IRC, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. NextGen’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

J. Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

K. Foreign Currency

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. NextGen’s, and Clean’s investment in foreign securities represented 32.7% and 26.7% of their net assets, respectively, for the fiscal year ended November 30, 2021.

3. Concentrations of Risk

Because NextGen and Clean will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, each Fund will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. Companies in the energy and energy infrastructure sectors may be affected by fluctuations in the prices of energy commodities. The highly cyclical nature of the industries in which companies in the energy and energy infrastructure sectors operate may adversely affect the earnings or operating cash flows of such companies or the ability of such companies to borrow money or raise capital needed to fund their continued operations. A significant decrease in the production of energy commodities could reduce the revenue, operating income and operating cash flows of certain companies in the energy and energy infrastructure sectors and, therefore, their ability to make distributions or pay dividends. A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of certain companies in the energy and energy infrastructure sectors. General changes in market sentiment towards the energy and energy infrastructure sectors may adversely affect NextGen and Clean, and the performance of investments in the energy and energy infrastructure sectors may lag behind the broader market as a whole. The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact NextGen and Clean and their respective shareholders. The Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that NextGen’s and Clean’s performance will correlate with any increase in oil and gas prices.

The Funds may invest in non-U.S. companies. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. Some of the foreign securities in which the Funds invests will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, the Funds may engage in foreign currency transactions to attempt to protect themselves against fluctuations in currency exchange rates in relation to the U.S. dollar. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. However, the Funds may receive less timely information or have less control than if they invested directly in the foreign issuer.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK.

On December 30, 2020, the UK and the EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Fund.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

4. Agreements and Related Party Transactions

Each Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”).

Under the terms of the Agreement, NextGen has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $177,412 in advisory fees for the fiscal year ended November 30, 2021.

Under the terms of the Agreement, Clean has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $104,008 in advisory fees for the fiscal year ended November 30, 2021.

The Adviser has agreed to waive or reimburse NextGen and Clean for certain Fund operating expenses such that the total annual Fund operating expenses ((exclusive of management fees for Clean, inclusive of management fees for NextGen) and any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.25% for each class of NextGen Class A Shares and Class I Shares and 1.15% for each class of Clean Class A Shares and Class I Shares, subject to possible recoupment from the applicable Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before March 31, 2022 and may be modified or terminated by the Adviser at any time thereafter. The Funds have not recorded a liability in the amount of expense reimbursements available for recoupment due to an assessment that such recoupment is not probable as of November 30, 2021.

NextGen

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2019	$326,456	$—	$326,456	November 30, 2022
November 30, 2020	291,746	—	291,746	November 30, 2023
November 30, 2021	232,857	—	232,857	November 30, 2024
	$851,059	$—	$851,059

During the fiscal year ended November 30, 2021, $215,538 of waivers applicable to the fiscal year ended November 30, 2018 expired and are no longer eligible for recoupment.

Clean

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2020	$180,528	$—	$180,528	November 30, 2023
November 30, 2021	224,207	—	224,207	November 30, 2024
	$404,735	$—	$404,735

The Funds have engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services) to serve as the Funds’ administrator and accountant. Fund Services also serves as the Funds’ transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. U.S. Bank, N.A. serves as the Fund’s custodian. Fees paid to trustees for their services to the Funds are reflected as Trustee’ fees on the Statements of Operations.

5. Income Taxes

It is each Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Also, in order to avoid the payment of any federal excise taxes, each Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $9,239 to additional paid-in capital and $9,239 from accumulated net losses for NextGen and $533,752 to additional paid-in capital and $533,752 from accumulated net losses for Clean.

The following information is provided on a tax basis as of November 30, 2021:

NextGen

Cost of investments	$36,428,230
Gross unrealized appreciation	2,936,375
Gross unrealized depreciation	(3,559,766)
Net unrealized depreciation	(623,391)
Undistributed ordinary income	1,436,820
Undistributed long-term gains	36,264
Other temporary differences	—
Accumulated net gains	$849,693

Clean

Cost of investments	$20,742,099
Gross unrealized appreciation	3,653,923
Gross unrealized depreciation	(1,594,429)
Net unrealized appreciation	2,059,494
Undistributed ordinary income	1,897,223
Undistributed long-term gains	202,443
Other temporary differences	—
Accumulated net gains	$4,159,160

As of November 30, 2021, NextGen utilized $2,152,938 of capital loss carryforwards during the fiscal year ended November 30, 2021 and Clean does not have any capital loss carryforwards.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2018 remain subject to examination by the tax authorities in the United States. Due to the nature of each Fund’s investments, the Funds may be required to file income tax returns in several states. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

NextGen

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2021	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$26,687,789	$26,687,789	$—	$—
Master Limited Partnerships & Related Companies (a)	4,282,877	4,282,877	—	—
Real Estate Investment Trusts (a)	3,608,174	3,608,174	—	—
Total Equity Securities	34,578,840	34,578,840	—	—
Other
Short-Term Investments (a)	1,226,508	1,226,508	—	—
Total Assets	$35,805,348	$35,805,348	$—	$—

Clean

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2021	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$19,933,690	$19,933,690	$—	$—
Other
Short-Term Investments (a)	2,867,903	2,867,903	—	—
Total Assets	$22,801,593	$22,801,593	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. NextGen and Clean did not hold Level 3 investments at any time during the fiscal year ended November 30, 2021.

7. Investment Transactions

For the fiscal year ended November 30, 2021, NextGen purchased (at cost) and sold securities (proceeds) in the amount of $55,980,840 and $36,167,210 (excluding short-term securities), respectively.

For the fiscal year ended November 30, 2021, Clean purchased (at cost) and sold securities (proceeds) in the amount of $19,864,508 and $10,434,858 (excluding short-term securities), respectively.

8. Share Transactions

Transactions of shares of NextGen were as follows:

	Fiscal Year Ended November 30, 2021		Fiscal Year Ended November 30, 2020
Class A Shares	Amount	Shares	Amount	Shares
Sold	$620,361	29,573	$15,500	880
Dividends Reinvested	26,095	1,276	12,161	736
Redeemed	(198,908)	(9,597)	(132,047)	(8,755)
Net Increase (Decrease)	$447,548	21,252	$(104,386)	(7,139)

	Fiscal Year Ended November 30, 2021		Fiscal Year Ended November 30, 2020
Class I Shares	Amount	Shares	Amount	Shares
Sold	$25,071,111	1,172,594	$4,859,494	301,257
Dividends Reinvested	556,661	26,877	238,708	14,147
Redeemed	(5,949,539)	(283,669)	(6,498,540)	(433,462)
Net Increase (Decrease)	$19,678,233	915,802	$(1,400,338)	(118,058)

Transactions of shares of Clean were as follows:

	Fiscal Year Ended November 30, 2021		Period from January 31, 2020 to November 30, 2021*
Class A Shares	Amount	Shares	Amount	Shares
Sold	$1,333,358	57,239	$226,469	13,270
Dividends Reinvested	5,527	266	366	20
Redeemed	(1,320,475)	(58,984)	(29,629)	(2,042)
Net Increase (Decrease)	$18,410	(1,479)	$197,206	11,248

	Fiscal Year Ended November 30, 2021		Period from January 31, 2020 to November 30, 2021*
Class I Shares	Amount	Shares	Amount	Shares
Sold	$16,417,857	760,227	$7,080,436	598,053
Dividends Reinvested	195,399	9,192	28,824	1,778
Redeemed	(4,714,279)	(219,185)	(1,106,502)	(74,420)
Net Increase (Decrease)	$11,898,977	550,234	$6,002,758	525,411

*	Commencement of operations.

9. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2021.

On December 31, 2021, Jerry V. Swank retired and will no longer serve as portfolio manager for the Funds or as Chief Executive Officer and President of the Funds. The remaining members of each Fund’s portfolio management team will continue to be primarily responsible for the day to day management of the Fund’s portfolio.

Mr. John H. Alban, Chief Executive Officer and Chief Operating Officer of Cushing® Asset Management, L.P., the Funds’ investment adviser, and currently the Chief Financial Officer and Treasurer of the Funds, will succeed Mr. Swank as Chief Executive Officer and President of the Funds.

Mr. Blake Nelson, Chief Financial Officer of Cushing® Asset Management, L.P., will succeed Mr. Alban as Chief Financial Officer and Treasurer of the Funds.

Mr. Swank will continue to serve as a Trustee of the Funds, and due to his continuing ownership of Cushing® Asset Management, L.P. will continue to be deemed as an “Interested Trustee” of the Trust.

Cushing Mutual Funds Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Cushing Mutual Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cushing Mutual Funds Trust (the “Trust”), (comprising Cushing NextGen Infrastructure Fund and Global Clean Equity Fund (collectively referred to as the “Funds”)) including the schedules of investments, as of November 30, 2021, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Cushing Mutual Funds Trust at November 30, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Cushing NextGen Infrastructure Fund	For the year ended November 30, 2021.	For each of the two years in the period ended November 30, 2021

For each of the two years in the period ended November 30, 2021. The financial highlights for the three years in the period ended November 30, 2018 were audited by other auditors whose report dated January 28, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Global Clean Equity Fund	For the year ended November 30, 2021.	For the year ended November 30, 2021 and the period from January 31, 2020 (commencement of operations) through November 30, 2020.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Cushing investment companies since 2011.

Dallas, Texas
January 31, 2022

Cushing Mutual Funds Trust Trustees and Executive Officers (Unaudited)

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Lead Independent Trustee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 – present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 – 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 – 2007) (investment management company).	4	CM Advisers Family of Funds (2 series) (2003 – present).
Andrea N. Mullins (1967)	Trustee and Chair of the Audit Committee	Trustee since 2021	Private Investor; Independent Contractor, SWM Advisors (2014 – present).	4	Valued Advisers Trust (14 portfolios) (2013 – present) (series trust/mutual funds); Angel Oak Family of Funds (9 portfolios) (2019 – present).
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 – to 2002) (investment management company).	4	Dorchestor Minerals, L.P. (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board	Trustee since 2007	Formerly Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 – 2021).	4	E-T Energy Ltd. (2008 – 2014) (developing, operating, producing and selling recoverable bitumen).

(1)	Each Trustee was elected by Fund shareholders and shall continue to serve as provided for in the Fund’s Declaration of Trust.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2021, there were four funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
John H. Alban (1963)	Chief Executive Officer, President, and Treasurer	Officer since 2010

Chief Executive Officer (2019 – present) and Chief Operating Officer (“COO”) of the Adviser (2010 – present); Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Blake R. Nelson (1986)	Chief Financial Officer	Officer since 2021	Chief Financial Officer of the Adviser (2021 – present); Controller of Adviser (2013 – 2021)
Matthew J. Calabro (1966)	Chief Compliance Office	Officer since 2021

Chief Compliance Officer of the Investment Adviser and funds in the fund complex (2021 – present); Director of Institutional Manager Services at Ascendant Compliance Management, LLC (a subsidiary of Compliance Solutions Strategies) (2016 – present).

Cushing Mutual Funds Trust Additional Information (Unaudited) November 30, 2021

Trustee and Executive Officer Compensation

The Trust does not currently compensate any of its trustees who are interested persons or any of its officers. For the fiscal year ended November 30, 2021, the aggregate compensation paid by NextGen and Clean to the independent trustees was $21,729 and $13,121, respectively. The Trust did not pay any special compensation to any of its trustees or officers. The Trust continuously monitors standard industry practices, and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from each Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that each Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities owned by each Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Trust toll-free at (800)236-4424 and on the Trust’s website at www.cushingfunds.com. Information regarding how each Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Trust files a complete schedule of portfolio holdings of each fund for each month of each fiscal year with the SEC on Form N-PORT. The Trust’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Trust’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

For the fiscal year ended November 30, 2021, the portfolio turnover rate for NextGen and Clean was 177.18% and 88.38%, respectively. Portfolio turnover may vary greatly from period to period. The Funds do not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and each Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund.

The Fund was organized and commenced operations as a “non-diversified fund,” which meant that the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. However, the Fund’s portfolio has been diversified for over three years. As a result, in accordance with the position of the Staff of the SEC, the Fund has changed its status to that of a diversified fund, and will continue to operate as such.

Without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, the Fund will not, with respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

Privacy Policy

In order to conduct its business, the Trust collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker. We do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Statement Regarding the Trust’s Liquidity Risk Management Program

The Trust has adopted and implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage each Fund’s liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Liquidity Rule requires that each Fund establish a liquidity risk management program in order to effectively manage the Fund’s liquidity and shareholder redemptions. The Liquidity Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interests of its remaining investors.

The Board has appointed the Adviser as administrator of the LRM Program and related policies and procedures (the “Program Administrator”). As permitted under the LRM Program, the Program Administrator enlisted the services of U.S. Bancorp Global Fund Services, LLC (“USBFS”), fund administrator to the Trust, to assist with its responsibilities under the Program. Pursuant to this delegation, USBFS handles the day to day operation of the Trust’s LRM Program.

The Liquidity Rule requires the Funds to assess, manage and review their liquidity risk at least annually, considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each Fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

In accordance with the LRM Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

●	Highly liquid investments – cash or convertible to cash within three business days or less;

●	Moderately liquid investments – convertible to cash in three to seven calendar days;

●	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days; or

●	Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors, including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a Fund’s illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. The LRM Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments. During the review period, no Fund exceeded the 15% limit on illiquid investments.

The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The LRM Program includes provisions for determining, periodically reviewing and complying with the HLIM requirement as applicable. During the review period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt an HLIM and to comply with the related requirements under the Liquidity Rule.

Per the Trust’s LRM Program, the Program Administrator is required to, among other things, provide an annual report to the Board which includes: (1) an assessment of the liquidity risk of each Fund, (2) an assessment of the operation of the LRM Program (and any related policies and procedures, including the Program Administrator Procedures) and the adequacy and effectiveness of their implementation; (3) a review of the operation of each Fund’s highly liquid investment minimum (as applicable) and the adequacy and effectiveness its implementation; (4) a discussion of any occurrences throughout the year when a Fund has exceeded the 15% Limit; (5) any changes to the LRM Program (and any related policies and procedures, including the Program Administrator Procedures) deemed by the Program Administrator to be material; and (6) such other information requested by the Board from time to time.

At the November 18, 2021 meeting of the Trust’s Board of Trustees, the Board received a written report prepared by the Program Administrator that addressed the operation of the LRM Program, assessed its adequacy and effectiveness and described any material changes made to the Program. The report included that, during the reporting period, the were no changes made to the LRM Program, there were no material liquidity events that impacted any Fund, and each Fund held sufficient highly liquid assets to meet Fund redemptions. The report concluded that since each Fund seeks to invest in highly liquid investments, its liquidity risk is relatively low and, accordingly, no additional measures should be implemented regarding management of each Fund’s liquidity risk. In addition, the report concluded that the LRM Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk.

New Trustee

Effective as of November 18, 2021, Andrea N. Mullins was appointed as a Trustee of the Trust.

Cushing Mutual Funds Trust

TRUSTEES Brian R. Bruce Andrea N. Mullins Ronald P. Trout Jerry V. Swank
EXECUTIVE OFFICERS John H. Alban Chief Executive Officer and President Blake R. Nelson Chief Financial Officer Mathew J. Calabro Chief Compliance Officer
INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Cushing Mutual Funds Trust
is distributed by Quasar Distributors, LLC

CUSHING®
ASSET MANAGEMENT

Cushing® Asset Management, LP
300 Crescent Court, Suite 1700
Dallas, TX 75201
(800) 236-4424
www.cushingfunds.com
www.cushingasset.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Andrea N. Mullins is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	38,000	54,000
Audit-Related Fees	None	None
Tax Fees	19,000	19,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2021	FYE 11/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	None	19,000
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable. Fund does not participate in securities lending.
(b)	Not Applicable. Fund does not participate in securities lending.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Mutual Funds Trust

By (Signature and Title)	/s/ John H. Alban
John H. Alban, President & Chief Executive Officer

Date	2/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John H. Alban
John H. Alban, President & Chief Executive Officer

Date	2/8/22

By (Signature and Title)	/s/ Blake R. Nelson
Blake R. Nelson, Chief Financial Officer

Date	2/8/22